FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report: July 26, 2007

(Date of earliest event reported)
NISSAN AUTO LEASE TRUST 2007-A
(Issuing Entity with respect to the Notes)
(Exact name of registrant as specified in its charter)
NISSAN AUTO LEASING LLC II
(Depositor of the Note Issuer and Transferor of the SUBI Certificate to the Issuing Entity)
(Exact name of registrant as specified in its charter)
NISSAN-INFINITI LT
(Issuer with respect to the SUBI Certificate)
(Exact name of registrant as specified in its charter)

DELAWARE		Nissan Auto Lease Trust 2007-A
	333-134238-03	51-6591809
	333-134238	Nissan Auto Leasing LLC II 95-4885574
	333-134238-02	Nissan-Infiniti LT 33-6226449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
BELLSOUTH TOWER
333 COMMERCE STREET
NASHVILLE, TENNESSEE 37201-1800

(Address of principal executive offices of Nissan Auto Lease Trust 2007-A, Nissan Auto Leasing LLC
II, and Nissan-Infiniti LT)
Registrants’ telephone number, including area code: (615) 625-1224
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
     On July 26, 2007, Nissan Auto Leasing LLC II (“NALL II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into an Underwriting Agreement with Citigroup Global Securities Inc., on behalf of itself and as a representative of the several underwriters, for the issuance and sale of notes of Nissan Auto Lease Trust 2007-A in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). The Notes have an aggregate scheduled principal balance of $1,090,079,000. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-1, as amended (File Nos. 333-134238, 333-134238-02 and 333-134238-03). It is anticipated that the Notes will be issued on or about July 31, 2007 (the “Closing Date”).
     NILT Inc. (defined below) will create a special unit of beneficial interest (the “2007-A SUBI”) in specified assets of Nissan-Infiniti LT, a Delaware statutory trust (“Nissan-Infiniti LT”), including certain closed-end retail vehicle lease contracts (the “Leases”), the related Nissan and Infiniti vehicles leased under the Leases (the “Leased Vehicles”) and related property pursuant to the Amended and Restated Trust and Servicing Agreement for Nissan-Infiniti LT, dated as of August 26, 1998, by and among NILT Trust, a Delaware statutory trust (“NILT Trust”), as grantor and initial beneficiary, Nissan Motor Acceptance Corporation (“NMAC”), as servicer, NILT, Inc., as trustee to Nissan-Infiniti LT (the “NILT, Inc.”), Wilmington Trust Company, as Delaware trustee, and U.S. Bank National Association, as trust agent, as it will be supplemented on the Closing Date by a 2007-A SUBI Supplement (the “2007-A SUBI Supplement”). In connection with the creation of the 2007-A SUBI, Nissan-Infiniti LT will issue to NILT Trust a certificate evidencing a 100 percent beneficial interest in the 2007-A SUBI (the “2007-A SUBI Certificate”). On the Closing Date, NILT Trust will sell the 2007-A SUBI Certificate to NALL II pursuant to a SUBI Certificate Transfer Agreement by and between NILT Trust, as transferor, and NALL II, as transferee. NALL II will further sell the 2007-A SUBI Certificate to Nissan Auto Lease Trust 2007-A, a Delaware statutory trust (the “Trust”), pursuant to a Trust SUBI Certificate Transfer Agreement by and between NALL II, as transferor, and the Trust, as transferee.
     Attached as Exhibit 1.1 is the Underwriting Agreement.
ITEM 9.01. Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated July 26, 2007, by and among NALL II, NMAC and Citigroup Global Securities Inc., on behalf of itself and as a representative of the several Underwriters.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
Date: July 30, 2007

NISSAN AUTO LEASE TRUST 2007-A

By:	Nissan Auto Leasing LLC II, solely as originator of Nissan Auto Lease Trust 2007-A

	By:	/s/ Rakesh Kochhar

Name: Rakesh Kochhar
Title: Treasurer

NISSAN AUTO LEASING LLC II

By:	/s/ Rakesh Kochhar

Name: Rakesh Kochhar
Title: Treasurer

NISSAN-INFINITI LT

By:	Nissan Motor Acceptance Corporation, solely as originator of Nissan-Infiniti LT

	By:	/s/ Rakesh Kochhar

Name: Rakesh Kochhar
Title: Treasurer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated July 26, 2007, by and among NALL II, NMAC and Citigroup Global Securities Inc., on behalf of itself and as a representative of the several Underwriters.